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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 10, 2006

                                FIBERSTARS, INC.
             (Exact name of registrant as specified in its charter)

           California                   0-24230                94-3021850
(State or Other Jurisdiction of       (Commission           (I.R.S. Employer
         Incorporation)               File Number)       Identification Number)

                  32000 Aurora Road
                     Solon, Ohio                                44139
       (Address of principal executive offices)               (Zip Code)

                                 (440) 715-1300
                         (Registrant's telephone number,
                              including area code)

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

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ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

         On August 10, 2006, Fiberstars, Inc., issued a press release regarding results for the quarter ended June 30, 2006. The Company hosted an investor conference call/webcast.to discuss the results.

         A copy of the press release is furnished as Exhibit 99.1 to this report.

         A copy of the transcript of the investor conference call/webcast is attached as Exhibit 99.2 to this report.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

      (d) Exhibits

          EXHIBIT NO.                         DESCRIPTION
          -----------  ---------------------------------------------------------
             99.1 Press Release dated August 10, 2006 regarding results for the quarter ended June 30, 2006.
             99.2 Transcript of Investor Conference Call/Webcast held August 10, 2006 regarding results for the quarter ended June 30, 2006.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 15, 2006

                                                  FIBERSTARS, INC.


                                                  By     /s/ Robert A. Connors
                                                         -----------------------
                                                  Name:  Robert A. Connors
                                                  Title: Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.                                  DESCRIPTION
-----------  -------------------------------------------------------------------
   99.1 Press Release dated August 10, 2006 regarding preliminary results for the quarter ended June 30, 2006.
   99.2 Transcript of Investor Conference Call/Webcast held August 10, 2006 regarding preliminary results for the quarter ended June 30, 2006.

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